EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9




Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors.

Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell,
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

------------------
GSAA-05-09
------------------

---------------------------------------------------------------------------------------------------------------------
Product Type        Interest Only Term      Number of Loans      Schedule Balances        % of Principal Balance
---------------------------------------------------------------------------------------------------------------------
   1 MONTH ARM                     120                  123          37,540,811.17                          4.27
---------------------------------------------------------------------------------------------------------------------
   1 YEAR ARM                        0                    5           1,607,399.86                          0.18
                  ---------------------------------------------------------------------------------------------------
                                   120                  119          39,428,188.90                          4.49
---------------------------------------------------------------------------------------------------------------------
   2 YEAR ARM                        0                   59          16,743,980.26                          1.91
                  ---------------------------------------------------------------------------------------------------
                                    24                    2             627,280.00                          0.07
                  ---------------------------------------------------------------------------------------------------
                                    60                   16           6,375,228.35                          0.73
                  ---------------------------------------------------------------------------------------------------
                                   120                   24           9,451,469.93                          1.08
---------------------------------------------------------------------------------------------------------------------
   3 YEAR ARM                        0                   25           7,391,690.68                          0.84
                  ---------------------------------------------------------------------------------------------------
                                    36                  138          45,476,292.38                          5.18
                  ---------------------------------------------------------------------------------------------------
                                    60                    9           2,688,641.00                          0.31
                  ---------------------------------------------------------------------------------------------------
                                   120                  131          47,950,404.23                          5.46
---------------------------------------------------------------------------------------------------------------------
   5 YEAR ARM                        0                  194          45,689,694.34                           5.2
                  ---------------------------------------------------------------------------------------------------
                                    60                1,601         451,970,460.01                         51.47
                  ---------------------------------------------------------------------------------------------------
                                   120                  275          88,275,866.05                         10.05
---------------------------------------------------------------------------------------------------------------------
   6 MONTH ARM                       0                   25           9,009,684.38                          1.03
                  ---------------------------------------------------------------------------------------------------
                                    60                    2             500,500.00                          0.06
                  ---------------------------------------------------------------------------------------------------
                                   120                  156          60,685,039.04                          6.91
---------------------------------------------------------------------------------------------------------------------
   7 YEAR ARM                        0                    5           1,112,303.19                          0.13
                  ---------------------------------------------------------------------------------------------------
                                    84                   21           5,670,995.49                          0.65
---------------------------------------------------------------------------------------------------------------------
            Grand Total:                         2,930             878,195,929.26                   100
---------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------
Product Type      Avg. Principal Balance       wa Gross Coupon        wa COLTV        wa FICO
----------------------------------------------------------------------------------------------
   1 MONTH ARM                305,209.85                 5.561           88.73            725
----------------------------------------------------------------------------------------------
   1 YEAR ARM                 321,479.97                 5.777           91.24            714
                  ----------------------------------------------------------------------------
                              331,329.32                 5.573           96.38            727
----------------------------------------------------------------------------------------------
   2 YEAR ARM                 283,796.28                  5.88           77.75            691
                  ----------------------------------------------------------------------------
                              313,640.00                 5.997           92.02            690
                  ----------------------------------------------------------------------------
                              398,451.77                 5.865           86.65            694
                  ----------------------------------------------------------------------------
                              393,811.25                 6.415           89.83            697
----------------------------------------------------------------------------------------------
   3 YEAR ARM                 295,667.63                 5.901           82.92            714
                  ----------------------------------------------------------------------------
                              329,538.35                 6.023           85.94            720
                  ----------------------------------------------------------------------------
                              298,737.89                  6.28           96.41            703
                  ----------------------------------------------------------------------------
                              366,033.62                 6.022           87.17            719
----------------------------------------------------------------------------------------------
   5 YEAR ARM                 235,513.89                 6.049           78.45            705
                  ----------------------------------------------------------------------------
                              282,305.10                 5.942           83.49            711
                  ----------------------------------------------------------------------------
                              321,003.15                 6.079           83.35            719
----------------------------------------------------------------------------------------------
   6 MONTH ARM                360,387.38                 6.022           92.06            709
                  ----------------------------------------------------------------------------
                              250,250.00                 6.525           83.19            678
                  ----------------------------------------------------------------------------
                              389,006.66                 5.648           89.48            725
----------------------------------------------------------------------------------------------
   7 YEAR ARM                 222,460.64                 5.611            86.1            721
                  ----------------------------------------------------------------------------
                              270,047.40                 5.976            86.5            723
----------------------------------------------------------------------------------------------
        Grand Total:      299,725.57                 5.922             84.9             714
----------------------------------------------------------------------------------------------
